UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

JAMF HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39399	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 900 Minneapolis, MN		55401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 605-6625

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.         Other Events.

As previously disclosed, on October 28, 2025, Jamf Holding Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jawbreaker Parent, Inc., a Delaware corporation (“Parent”), and Jawbreaker Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Francisco Partners Management, L.P. (“Francisco Partners”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent.

The Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 10, 2025 a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with the special meeting of the Company’s stockholders, to be held on January 8, 2026 (the “Special Meeting”), to vote upon, among other things, matters necessary to adopt and complete the Merger.

Litigation Related to the Merger

Following the filing of the Definitive Proxy Statement with the SEC, and as of December 30, 2025, three complaints have been filed by purported stockholders of the Company as individual actions with respect to the Merger, as follows: Bushansky v. Jamf Holding Corp. et al. (Court of Chancery in the State of Delaware, December 10, 2025) (the “Bushansky Complaint”); Weiss v. Jamf Holding Corp. et al. (Supreme Court of the State of New York, County of New York, December 12, 2025) (the “Weiss Complaint”); and Lloyd v. Jamf Holding Corp. et al. (Supreme Court of the State of New York, County of New York, December 16, 2025) (the” Lloyd Complaint” and, together with the Bushansky Complaint and the Weiss Complaint, the “Complaints”). The Complaints generally allege that, among other things, the Definitive Proxy Statement is misleading and contains certain disclosure deficiencies and/or incomplete information regarding the Merger in violation of applicable federal or state law. The Complaints seek, among other things: (i) a direction that the Company make corrective and complete disclosures; (ii) to enjoin the consummation of the Merger and the other transactions contemplated by the Merger Agreement unless and until the information purportedly omitted from the Definitive Proxy Statement is disclosed; (iii) rescission or rescissory damages in the event the Merger and the transactions contemplated by the Merger Agreement are consummated; (iv) an award of costs of the actions, including attorneys’ and expert fees; and (v) any other relief the court may deem just and proper.

In addition to the Complaints, purported stockholders of the Company have sent demand letters alleging similar deficiencies in the Definitive Proxy Statement as those asserted in the Complaints (the “Disclosure Demands” and, together with the Complaints, the “Matters”).

The Company believes that the claims asserted in the Matters are without merit and that no supplemental disclosures to the Definitive Proxy Statement are required or necessary under applicable laws. However, in order to avoid the risk of delay to the Special Meeting or to the Merger and to minimize the potential expense associated therewith, and without admitting any liability or wrongdoing, the Company is voluntarily making certain disclosures below that supplement those contained in the Definitive Proxy Statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Matters, including that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are immaterial.

It is possible that additional, similar demand letters or complaints may be received or filed, or that the Complaints may be amended. The Company does not intend to announce the receipt or filing of each additional, similar demand letter or complaint, or of any amended complaint.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The additional disclosures in this Current Report on Form 8-K should be read in connection with the Definitive Proxy Statement, which should be read in its entirety, including all risk factors and cautionary notes contained therein. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is bold and underlined, and removed text within the restated paragraphs is bold and ~~stricken~~.

The last paragraph on Page 37 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

“Over a period of several days, beginning on August 1, 2025, in accordance with the Company Board’s instructions at its July 24, 2025 meeting, representatives of Citi commenced contacting the Outreach Parties, a strategic company (“Party K”) and Party A, which was invited to participate on a standalone basis and not through one of its portfolio companies that recently had completed a distressed debt exchange. 15 of the Outreach Parties, consisting of 10 financial sponsors and five strategic companies, entered into confidentiality agreements with Jamf. Party H previously had executed a confidentiality agreement with Jamf on terms similar to the confidentiality agreement executed by other potential counterparties and did not execute a separate confidentiality agreement. Each of the confidentiality agreements entered into included, among other terms, a “standstill” provision that prohibited these parties (for an agreed upon period) from, among other things, offering to acquire Jamf without the prior consent of the Company Board, except that certain of such potential counterparties could make confidential acquisition proposals directly to the Company Board at any time and the standstill would fall away after Jamf entered into a definitive agreement with a third party providing for a change of control transaction of Jamf. Of the confidentiality agreements with potential counterparties that included “standstill” provisions, 13 contained a standard provision that restricted the counterparty from requesting a waiver of the standstill and seven permitted the counterparty to submit confidential proposals to the Company Board at any time. Additionally, as noted above, upon Jamf’s entry into the Merger Agreement with Francisco Partners, the standstill provisions in each confidentiality agreement lapsed and were of no further force or effect. As a result, none of the potential counterparties that executed a confidentiality agreement with Jamf prior to announcement of the Merger Agreement were restricted from submitting a competing proposal to acquire Jamf after announcement of the Merger Agreement. 14 of the Outreach Parties, including Party G, did not enter into confidentiality agreements with Jamf and did not attend a management presentation stating, among other reasons, that a strategic transaction with Jamf did not fit current strategic priorities, that Jamf’s business was not a core priority and concerns regarding Jamf’s Apple concentration and pro forma revenue growth potential.”

The second paragraph of Page 40 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

“On October 6, 2025, the Company Board held a meeting, with members of Jamf management and representatives of Kirkland in attendance. The representatives of Kirkland reviewed the status of discussions with each of the parties and summarized key terms of the initial draft of the merger agreement proposed to be shared with the potential counterparties. Following input from the Company Board, certain revisions to the draft merger agreement were made and the Company Board approved the draft merger agreement to be shared with potential counterparties via the virtual data room. Representatives of Kirkland also disclosed its existing client relationships with each of Francisco Partners, Party E, Party F and the Vista Stockholders. Kirkland has historically represented and currently represents (i) Francisco Partners and/or certain of their respective affiliates or portfolio companies; and (ii) Vista Equity Partners and/or certain of its affiliates or portfolio companies, in each case on matters unrelated to Jamf and the Merger. Over the last two years, Kirkland has advised such entities on various public and non-public matters, including multiple publicly disclosed M&A transactions. Certain of these representations were undertaken concurrently with Kirkland’s representation of the Company in connection with the Merger. Representatives of Kirkland further disclosed to the Company Board that Francisco Partners and its portfolio companies accounted for less than 1.0% of Kirkland’s aggregate revenue over the preceding 24-month period (and as of the date of this proxy statement, Francisco Partners and its portfolio companies also accounted for less than 1.0% of Kirkland’s aggregate revenue over the preceding 24-month period). The Company Board concluded that none of the relationships disclosed would affect Kirkland’s ability to serve as Jamf’s legal counsel. The amount that Kirkland expects to bill the Company for fees in connection with the Merger is de minimis relative to the total revenues of Kirkland over the preceding 24-month period.”

The following disclosure is hereby inserted on Page 54 of the Definitive Proxy Statement immediately before the text and table setting forth the Company Growth Forecasts:

“The Company Growth Forecasts include the following material assumptions:

•	Revenue growth rebounds from a low point of 8% in 2025 to 12% by 2029 and then decreases to 4% by 2034.

•	Adjusted EBITDA margins increase from 23% in 2025 to 32% in 2029, followed by Adjusted EBITDA margin expansion to 33% by 3034.

•	Margin on adjusted unlevered free cash flow expands from 21% in 2025 to 30% in 2029, followed by slight margin compression to 28% in 2034.

•	No anticipated acquisitions or divestitures.”

The following disclosure is hereby inserted on Page 55 of the Definitive Proxy Statement immediately before the text and table setting forth the Current Trajectory Forecasts:

“The Current Trajectory Forecasts include the following material assumptions:

•	Revenue growth remains constant at 7% from 2026 to 2029 and decreases to 4% by 2034.

•	Adjusted EBITDA margins increase from 26% in 2026 to 32% in 2029, followed by an Adjusted EBITDA margin expansion to 33% by 2034.

•	Margin on adjusted unlevered free cash flow expands from 10% in 2026 to 21% in 2029, followed by slight margin compression to 20% through 2034.

•	No anticipated acquisitions or divestitures.”

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Merger, shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers; the impact of adverse general and industry-specific economic and market conditions and reductions in information technology spending, including uncertainty caused by economic downturns, supply chain disruptions, and volatility in the global trade environment including increased and proposed tariffs and potentially retaliatory trade regulations; and the potential impact of customer dissatisfaction with Apple or other negative events affecting Apple services and devices, including the effects of proposed or imposed tariffs that may apply to the production or components of Apple products, and failure of enterprises to adopt Apple products. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed Merger involving the Company and Francisco Partners. The Company has filed the Definitive Proxy Statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the Special Meeting. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement or any other document that may be filed by the Company with the SEC.

Any vote in respect of resolutions to be proposed at the Special Meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the Definitive Proxy Statement. The Company’s shareholders may obtain free copies of the Definitive Proxy Statement and other related documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://ir.jamf.com.

BEFORE MAKING ANY DECISION, COMPANY SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “The Merger—Interests of Jamf’s Directors and Executive Officers in the Merger and “Security Ownership of Certain Beneficial Owners and Management” in the Definitive Proxy Statement filed with the SEC on December 10, 2025; under the captions “Board of Directors and Corporate Governance,” “Proposal 1—Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in the Company’s Current Reports on Form 8-K filed with the SEC on April 29, 2025, June 12, 2025, July 15, 2025, October 29, 2025 and October 30, 2025. To the extent holdings of Jamf’s securities by such directors or officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://ir.jamf.com. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF Holding Corp.

Date: December 30, 2025
	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	Chief Legal Officer